Exhibit 10.7

Agency Agreement

This Voting Rights Agency Agreement ("this Agreement") was entered into by the following parties on May 15, 2019:

Party A: Beijing Hongtao Management Consulting Co., Ltd.

Registered address: Room 3006, 3rd Floor, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Executive Director: Tian Xiangyang

Party B: Shareholders/owners of Beijing Luji Technology Co., Ltd. (a limited liability company established under the Chinese law, “Luji Technology”)

Statement

A.      Party A is a wholly foreign-owned company established in accordance with the laws of the People's Republic of China and engaged in technical and business consulting services.

B.      On the date of the establishment of this Agreement, Party B is the shareholder/owner of Luji Technology and legally holds the equity of Luji Technology. Party B holds a total of 100% shares of Luji Technology.

C.      Party B intends to grant Party A's Board of Directors (Executive Director) as Party B's agent to vote at the Luji Technology Shareholders’/Owners’ Meeting during the longest statutory period.

In view of this, both parties reached the following agreement:

1.      Party B hereby agrees to authorize Party A's irrevocable license and, in the longest period permitted by law, to exercise the voting rights of the shareholders/owners of Luji Technology. Party A shall exercise the voting right in accordance with the Chinese Law and the Articles of Association of Luji Technology.

2.      Party A may establish or amend relevant rules on how to exercise powers conferred by Party B, including but not limited to the number or proportion of directors required by Party A when authorizing, taking action, and signing documents. Party A shall act in accordance with the above rules.

3.      Both parties hereby recognize that regardless of any changes in the Company's equity, Party B shall authorize the person appointed by Party A to exercise all voting rights of Party B's shareholders/owners; Party B shall not transfer its shareholder’s/owner's interest in Luji Technology to any individual or company (unless Party A or other individual or party designated by Party A). Party B understands that even if either party or one of them no longer holds the equity interest in Luji Technology, it will continue to perform the contract.

4.      This Agreement shall come into effect after signing by both parties. If one of the parties is a non-natural person, the party should obtain all necessary formal authorizations.

5.      Party B states and guarantees to Party A: Party B legally owns the equity of Luji Technology and does not have any mortgage or mortgage guarantee. Except Party A, Party B has not granted any shareholding to any person and the same power of attorney as the shareholder/owner of Luji Technology. Party B further states and warrants that Party B's signature or delivery of this Agreement does not violate the laws, regulations, judicial decisions, administrative orders, arbitral awards, contracts or agreements applicable to Party B. It is hereby recognized that if the agent withdraws the appointment of relevant person, the agent will appoint another person to exercise voting rights and other rights at the Company’s Shareholders’/Owners’ Meeting.

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6.      Unless Party A informs Party B thirty days in advance, this Agreement shall not be terminated without unanimous consent of both parties.

7.      Any modification and/or dissolution of this Agreement must be in writing.

8.      The signing, validity, establishment and performance of this Agreement shall be governed by the laws of the People's Republic of China.

9.      This Agreement is in seven copies and each party holds one copy, which is equally authentic.

10.      If there is a dispute arising from this Agreement, both parties agree to resolve through negotiation. If both parties fail to reach an agreement after 45 days, they shall submit to the China International Economic and Trade Arbitration Commission for arbitration in accordance with arbitration rules in effect. The arbitration place shall be in Beijing and the language in use shall be Chinese. The arbitration is final and can be enforced in any court of competent jurisdiction.

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Both parties of this Agreement or authoritative representatives sign this Agreement

Party A: Beijing Hongtao Management Consulting Co., Ltd.

Legal representative/authorized representative (signature):

Name: Tian Xiangyang

Title: Executive Director

Party B

/s/ Tian Xiangyang

Tian Xiangyang

ID number of the People’s Republic of China:

/s/ Tian Zhihai

Tian Zhihai

ID number of the People’s Republic of China:

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[There is no text on this page, the following are signature pages of Agent Agreement]

/s/ Liu Zexian

Liu Zexian

ID number of the People’s Republic of China:

/s/ Gao Xuewei

Gao Xuewei

ID number of the People’s Republic of China:

/s/ Li Chunduo

Li Chunduo

ID number of the People’s Republic of China:

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